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                                                                    EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58320) of Flowers Foods, Inc. of our reports dated February 21, 2003, relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 27, 2003

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